CONSULTING AGREEMENT


          This CONSULTING AGREEMENT (the "Agreement") is entered into as of October 10, 1997, by and between BIOSPECIFICS TECHNOLGIES CORP., a Delaware corporation (the "Company"), and STEPHEN A. VOGEL, whose principal office is located at 477 Madison Avenue, 14th Floor, New York, New York 10022 (the "Consultant").

          WHEREAS, the Company deems it useful and in the best interests of the Company to have the benefit of the Consultant's services and experience as a consultant; and

          WHEREAS, the Consultant has indicated his willingness to provide his services and experience as a consultant on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, the parties hereby agree as follows:

1. Engagement. The Company hereby retains the Consulting Services (as hereinafter defined) of the Consultant, and the Consultant hereby agrees to do and perform the Consulting Services, upon the terms and conditions set forth herein.

2.        Extent  of  Service.   During  the  Consulting  Term  (as  hereinafter
          defined), the Consultant shall perform and discharge well and faithfully the consulting services (the "Consulting Services"), which shall include but not be limited to:

          (a) assisting the Company in fostering its relationship with existing and potential investors;

          (b) analyzing the business prospects of the Company and its products in order to provide strategic advice to the Company and make recommendations to the officers and directors of the Company regarding the possibility and advisability of financing the exploration and development of new products;

          (c) seeking financing for, and organizing the structure of, a joint venture or other entity for the development of new products relating to a cure for the Dupuytren Contracture and other products developed by the Company, on terms acceptable to the Company (collectively, the "New Product Financing"); and

          (d) executing and completing such other assignments that are, from time to time, assigned to the Consultant by the Company in connection with financial matters relating to the Company's business.



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               In performing the Consulting  Services,  the Consultant  shall be available to the officers and directors of the Company by telephone or in person at reasonable times, and shall confer at least weekly with the President and other officers of the Company as to his progress on any particular project or projects, as well as the time commitment required for any potential project. It is agreed by the Consultant and
          the  Company  that  the  Consulting   Services  will  require  a  time
          commitment on the part of the Consultant of no less than 20 hours per month. The Consultant agrees to keep timely and accurate records memorializing the amount of time and activities of the Consultant in providing the Consulting Services. The Consultant agrees to prepare periodically a plan of action that will be submitted to the Board of Directors of the Company.

3. Compensation and Expenses. For services rendered pursuant to this Agreement, the Company shall:

          (a) pay the Consultant a fee of $10,000 per month, payable on the first day of each calendar month (prorated by day for any partial months) from the date hereof and throughout the Consulting Term (as defined herein) unless this Agreement is terminated sooner pursuant to the terms hereof;

          (b) grant the Consultant options (the "Initial Options") to purchase 100,000 shares of common stock (the "Shares") of the Company at an exercise price equal to the greater of (i) the closing price of the Shares on the date hereof and (ii) the average closing price of the Shares for the 30 trading days preceding the date hereof, which options shall not be exercisable, except as otherwise provided herein, until the one-year anniversary date of the date hereof and shall expire 90 days after such one-year anniversary date; provided, however, that if this Agreement is terminated for cause by the Consultant as a nondefaulting party in accordance with Section 5, such options will be immediately exercisable on the date such termination becomes effective and shall expire 90 days after the one-year anniversary date of the date hereof; and

          (c) promptly after the funding and consummation of the New Product Financing in an amount satisfactory to the Company (the "Approved Amount"), which is secured primarily through the efforts of the Consultant during the Consulting Term, (i) pay the Consultant an amount in cash equal to 7% of the Approved Amount, or such other amount as the Company and the Consultant may agree to in writing, and (ii) grant the Consultant options to purchase an additional 100,000 Shares at an exercise price equal to the average closing price of the Shares for the 30 trading days preceding the date of the grant of such options, which options shall be immediately exercisable on the date of such grant and will expire 90 days after the one-year anniversary date of the date of such grant (such cash payment and additional options, the "Additional Compensation").


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               The options to purchase  Shares referred to in paragraphs (b) and
          (c) of this Section 3 shall include standard capital reorganization and price protection provisions normally found in stock options. Notwithstanding the foregoing, the Consultant shall be entitled to the Additional Compensation if the New Product Financing is consummated
          (i) after the Consulting Term but within a period of one year after the Consulting Term, and (ii) pursuant to an offering memorandum, prospectus or similar offering document (x) that the Consultant prepared, or directed the preparation of, or (y) which contains a proposal or substantially similar proposal to that recommended to the Company by the Consultant.

               The Company shall bear, be responsible and reimburse the Consultant for all his out-of-pocket and other expenses incurred connection with rendering the Consulting Services. To the extent possible, such expenses shall be pre-cleared with the Company.

4. Term. The term of this Agreement (the "Consulting Term") shall commence on the date hereof, and shall continue for twelve (12) months from the date hereof, unless this Agreement is terminated in accordance with the provisions hereof before such time. Unless either the Consultant or the Company, as the case may be, shall notify the other party in writing at least 30 days before the expiration of the Consulting Term (or any extension thereof), that such party does not wish to continue this Agreement, it shall be renewed for consecutive one-year periods on the same terms and conditions provided in this Agreement.

5. Termination for Cause. The nondefaulting party shall have the right to terminate this Agreement during the Consulting Term (or any extension thereof) upon the occurrence of any of the following events, and the expiration of any applicable period of cure: (a) with respect to the Consultant, any act constituting gross negligence or bad faith, a criminal conviction; or material non-performance of the Consulting Services; (b) the failure of a party to comply with any other term or condition of this Agreement within ten (10) days after written notice specifying the nature of such default, without cure; and (c) any attempt by the Consultant to assign or otherwise transfer the Consultant's rights and obligations hereunder.

6. No Agency. The parties expressly intend and agree that the Consultant shall not be, and shall not hold himself out as being, an agent of the Company. The Consultant shall have no authority to bind the Company to any agreement or obligation, express or implied. The Consultant shall not have the authority to, and shall not, sell or solicit sales of products manufactured by the Company.


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7.        Independent  Contractor.  The parties  expressly intend and agree that the Consultant is acting as an independent contractor and not as an affiliate of the Company nor as an agent of the Company. The Consultant retains sole and absolute discretion, control, and judgment in the manner and means of carrying out the assignment. This Agreement shall not be construed as a partnership agreement. However, this
          provision  does  not  preclude  the   possibility  of  the  Consultant
          performing executive duties for the Company such as acting as the Treasurer of the Company, or becoming a member of the Board of the Directors of the Company.

8.        Indemnification.

          (a) The Company agrees to hold the Consultant harmless against, and indemnify him for any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, disbursements or expenses (collectively, "Losses") to any such person in connection with, arising out of, or as a result, directly or indirectly, of (i) matters arising as a result of the Consultant's performance of the Consulting Services, or (ii) the breach by the Company of this Agreement; except that the Company shall neither hold harmless nor indemnify the Consultant under this Section 8 in the event that such Losses are finally judicially determined to have resulted from the gross negligence, bad faith, unlawful acts or omissions or willful misconduct of the Consultant.

          (b) The Consultant agrees to hold the Company harmless against, and indemnify the Company for, any Losses incurred by the Company in connection with, arising out of, or as a result, directly or indirectly, of (i) the breach by the Consultant of this Agreement, (ii) the gross negligence, bad faith, unlawful acts or omissions, or willful misconduct of the Consultant or any of the Consultant's agents or (iii) disclosure or use of Trade Secrets of the Company by unauthorized persons in violation of Section 9 of this Agreement.

9.        Confidentiality.

          (a) The Consultant recognizes the proprietary interest of the Company in any Trade Secrets of the Company. As used herein, the term "Trade Secrets" includes all of the Company's confidential or proprietary information, including without limitation any confidential information of the Company encompassed in any reports, investigations, experiments, research or development work, experimental work, work in progress, drawings, designs, plans, proposals, codes, marketing and sales programs, financial projections, cost summaries, pricing formulae, and all concepts or ideas, materials or information related to the business, products, or operations of the Company or the Company's customers



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               which has not previously  been released to the public at large by duly authorized representatives of the Company, whether or not such information would be enforceable as a trade secret or the copying of which would be enjoined or restrained by a court as constituting unfair competition. The Consultant acknowledges and agrees, on behalf of himself and his agents, that any and all Trade Secrets of the Company, learned by the Consultant during the Consulting Term or otherwise, whether developed by the Consultant alone or in conjunction with others or otherwise, shall be and are the sole property of the Company.

          (b) The Consultant acknowledges and agrees that the Company is entitled to prevent the disclosure of Trade Secrets of the Company. As a portion of the consideration for the appointment of the Consultant and for the compensation being paid to the Consultant by the Company, the Consultant, on behalf of himself and his agents, agrees at all times during the Consulting Term and thereafter to hold in strictest confidence, and not to disclose or allow to be disclosed to any person, firm, or corporation, other than to persons engaged by the Company to further the business of the Company, and not to use except in the pursuit of the business of the Company, Trade Secrets of the Company, without the prior written consent of the Company, including Trade Secrets developed by the Consultant, unless the Consultant is required by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Consultant, or by any administrative body or legislative body (including committees thereof) with jurisdiction to order the Consultant to divulge, disclose or make accessible such information.

10. Return of Materials at Termination. At the conclusion of the Consulting Term or at such sooner time as the Agreement shall terminate, the Consultant will promptly deliver to the Company originals and copies of all materials, property, documents, data, and other information belonging to the Company or pertaining to Trade Secrets. The Consultant shall not take any materials, property, documents or other information, or any reproduction or excerpt thereof, belonging to the Company or containing on pertaining to any Trade Secrets.

11. Remedies Upon Breach. In the event of any breach of this Agreement by the Consultant, the Company shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to enjoin the Consultant from violating any of the terms of this Agreement, to enforce the specific performance by the Consultant of any of the terms of this Agreement, and to obtain damages, or any of the above, but nothing herein contained shall be construed to prevent such remedy or combination of remedies as the Company may, in his discretion, choose to invoke. The failure of the Company to promptly institute such proceedings upon any breach of this Agreement shall not constitute a



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          waiver of that or any other breach hereof.  In the event of any breach of this Agreement by the Company, the Consultant shall be entitled, if he so elects, to institute and prosecute proceedings in any court of competent jurisdiction, and the failure of the Consultant to promptly initiate such proceedings shall not constitute a waiver of any breach hereof.

12.       Governing  law.  This  Agreement  shall  be  interpreted,   construed,
          governed and enforced according to the laws of the State of New York.

13. Attorneys' Fees. In the event of any litigation concerning any controversy, claim or dispute between the parties hereto arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the court to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered. In the event of any default by a party under this Agreement, such defaulting party shall pay all the expenses and attorneys' fees incurred by the other party in connection with such default, whether or not any litigation is commenced.

14. Amendments. No amendment or modification of the terms or conditions of this Agreement shall be valid unless in writing and signed by the parties hereto.

15.       Change in Control; Successors and Assigns.

          (a) In the event that any person or entity shall have the right to elect a majority of the Board of Directors of the Company other than Mr. Edwin H. Wegman, the Chairman and President of the Company, or his heirs, legatees, devisees or legal representatives, the Consultant shall have the right to terminate this Agreement by notifying the Company (or successor thereof) in writing of the Consultant's intention to terminate the Agreement and the termination shall become effective when the Company (or successor thereof) receives such notification.

          (b) If the Consultant exercises the termination right provided in paragraph (a) of this Section 15, (i) he shall be entitled only to the compensation provided for in paragraph (a) of Section 3 hereof earned by him through the date of such termination, and
               (ii) the Initial Options shall become exercisable on the date of such termination on the same the terms.

          (c) The Consultant shall not be entitled to assign any of the Consultant's rights or obligations under this Agreement.

16. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the appointment of the Consultant.


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17.       Notices.  All  notices,  offers,  acceptances,   approvals,   waivers,
          requests, demands and other communications hereunder shall be in writing, and shall be considered as properly given (a) if delivered in person, (b) if sent by a reputable overnight delivery service, (c) in the event overnight delivery services are not readily available, if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by prepaid telegram or by telex and transmission facility and confirmed in writing by any other manner described above. Notice so mailed shall be effective upon the earlier of actual receipt or the expiration of five
          (5) business days after its deposit. Notice given in any other manner shall be effective upon receipt by the addressee; provided, however,
                                                             --------   -------
          that is any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

19. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                         BIOSPECIFICS TECHNOLOGIES CORP.



                         By:  ________________________
                              Name:
                              Title:


                         STEPHEN A. VOGEL


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